UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       __________________________________


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       __________________________________


        Date of Report (Date of earliest event reported): August 27, 2004



                           CNL HOTELS & RESORTS, INC.
               (Exact Name of Registrant as Specified in Charter)



          Maryland                        0-24097                59-3396369
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                 450 South Orange Avenue                              32801
                    Orlando, Florida                               (Zip Code)
        (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 650-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 8 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 8.01.  OTHER EVENTS

         On August 27, 2004, CNL Hotels & Resorts, Inc., formerly known as CNL Hospitality Properties, Inc. (the "Company") duly re-convened its 2004 Annual Meeting of Stockholders which had been previously adjourned on July 30, 2004. At that reconvened meeting, the proposal which relates to an amendment to the Company's charter and bylaws and which requires the affirmative vote of the holders of at least two-thirds of the Company's outstanding common shares (and which is more fully described in the Company's Proxy Statement to Stockholders dated June 30, 2004 as Proposal V) was approved by the Company's stockholders of record. Accordingly, all previously announced proposals contained in the Company's Proxy Statement have been approved by the Company's stockholders of record. Notwithstanding these approvals, certain previously announced proposals have not been implemented. There can be no assurance that they will be implemented, and, to the extent any one or all of the proposals are implemented, there can be no assurance of the timing thereof.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CNL HOTELS & RESORTS, INC.



Date: September 2, 2004                    By:  /s/ Mark E. Patten
                                              ----------------------------------
                                              Name: Mark E. Patten
                                              Title: Senior Vice President and
                                                     Chief Accounting Officer



                                       3